EXHIBIT 10(c)
                        THE IMPERIAL HOLLY CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

            (As Amended and Restated Effective September 1, 1993)

                               FIRST AMENDMENT

            Imperial Holly Corporation, a Texas corporation, having established the Imperial Holly Corporation Employee Stock Purchase Plan, as amended and restated effective September 1, 1993 (the "Plan"), for the benefit of its eligible employees, and having reserved the right to amend the Plan under
Section 6 of the Plan, does hereby amend the Plan effective as of November 1, 1994, as follows:

            1. Section 3.6 of the Plan is amended in its entirety to read as follows:

            "3.6 MINIMUM CONTRIBUTION. The minimum contribution amount for bi-weekly or semi-monthly payroll periods for contributions made through payroll deductions shall set by the Administrator from time to time. Contributions made through the optional payment method shall be a minimum of $500 per payment. The rate of contribution shall be designated by the Participant on his Enrollment Form or optional payment."

            2. Terms used in this Amendment and not defined herein are used herein as they are defined in the Plan. References in the Plan to "this Plan" (and indirect references such as "hereof" and "herein") are amended to refer to the Plan as amended by this Amendment. Except as expressly amended hereby, the Plan shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

            IN WITNESS WHEREOF, Imperial Holly Corporation has caused these presents to be executed by its duly authorized officers, in a number of copies all of which shall
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constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 7th day of November, 1994.

                                          IMPERIAL HOLLY CORPORATION

                                          By   JAMES C. KEMPNER
ATTEST:

WILLIAM F. SCHWER

[SEAL]
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